Exhibit 99.1

Aether Signs Agreement to Sell Transportation Division
Company to Focus on Mortgage-Backed Securities,
Seek Sale of Mobile Government Division

OWINGS MILLS, MD — July 21, 2004 — Aether Systems, Inc. (NASDAQ: AETH) today announced that it has signed a definitive agreement to sell its Transportation Division to an affiliate of Platinum Equity for $25 million in cash. Completion of the sale is subject to customary closing conditions, including the approval of Aether’s stockholders.

The Company also announced that it had received initial indications of interest from several parties regarding a sale of its remaining wireless business, the Mobile Government division. Together with its financial advisor, Friedman, Billings, Ramsey & Co., Inc. (“FBR”), the Company is actively pursuing discussions with these potential buyers.

“With the agreement to sell our Transportation business and progress on a potential sale of our Mobile Government business, our plan is to expand the investment strategy that we outlined last month so that our Company’s focus will become building and managing a leveraged portfolio of mortgage-backed securities,” said David Oros, Aether’s Chairman and CEO. “During our extensive strategic evaluation process, we carefully considered growing our existing operations through acquisitions and additional investment, but we concluded that such an approach would not allow us to enhance shareholder value within a reasonable time. We believe the new business strategy, while requiring a major transition in our Company, will allow us to become profitable much more quickly and realize substantial value (through tax savings) from our accumulated net loss carry-forwards.”

“Our hard-working employees have done an outstanding job building and improving the operations of our two existing businesses, as well as managing a time-consuming sales process, and we are grateful for their hard work,” Mr. Oros added. “We believe that finding new owners for these businesses is in the best interests of our customers, suppliers, employees, and stockholders, given the strategic objectives we are looking to achieve as a company. We believe Platinum Equity will be a very good owner for our Transportation business. Of course, until both businesses have been sold, we will continue to ensure that the needs of our customers, suppliers, and employees are fully served.”

The Company said it will seek to hold a Special Meeting of Stockholders before the end of the third quarter to seek approval of the sale of the Transportation business, which will require the affirmative vote of a majority of the outstanding shares of Aether’s common stock. The Company also reported that Mr. Oros has signed an agreement with Platinum to vote the shares of Aether stock that he owns or controls, which represent approximately 10% of Aether’s outstanding shares, in favor of the transaction.

The Company reported that consistent with its recent announcement to begin investing in mortgage-backed securities, it has committed approximately $75 million of its own funds to the new portfolio. “We have begun the process of assembling our portfolio of mortgage-backed securities, and we have initially kept our leverage ratio below the 5-8 times target that we discussed in June,” Mr. Oros said. “For the balance of this year, while we work to complete the sale of our two wireless businesses, we plan to use the mortgage-backed securities strategy to offset as much of the cash burn from our current wireless operations as possible.”

The Company said it is seeking to complete both sales over the next several months. At that time, the Company said, it expects to provide detailed financial information about its new operating strategy.

The Company also commented that upon completion of the sale of the Transportation business, as contemplated by the terms of its 6% convertible subordinated notes due 2005, it will provide appropriate notice and honor requests from noteholders to repurchase at par all or a portion of the outstanding $155 million of these notes. “We have more than sufficient cash on hand to repay the notes,” said David Reymann, Aether’s Chief Financial Officer.

About Aether Systems

Aether Systems provides wireless and mobile data solutions that increase efficiency and productivity for the Transportation, Fleet Management, and Mobile Government markets. Aether’s transportation and fleet management solutions, in use by over 600 fleets, include the industry-leading MobileMax™ multi-mode system. MobileMax automatically switches between land-based and satellite communications to ensure complete coverage and cost-effective communications. Aether’s public safety solutions help hundreds of Police and Fire departments in North America leverage the power of wireless for improved service to the public. The PacketCluster family of products provides officers in the field with empowering applications including direct access to motor vehicle and warrant information within seconds, and paperless reporting systems. For more information, please visit www.aethersystems.com.

About Platinum Equity

Platinum Equity (www.platinumequity.com) is a global M&A&OSM firm specialized in the merger, acquisition and operation of mission-critical services and solutions companies. Since its founding in 1995, Platinum Equity has acquired more than 40 businesses and built a portfolio of 19 market-leading companies with over 32,000 employees, more than 600,000 customer sites and annual revenues of $5.5 billion. In 2003, Platinum Equity was named the 34th largest private company in the United States.

Forward-Looking Statement Disclosure

This press release contains “forward-looking statements,” as such term is used in the Securities Exchange Act of 1934, as amended. Such forward looking statements include those regarding the Company’s expectations about (1) the completion of the sale of the Transportation business, (2) the potential sale of the Mobile Government business, (3) anticipated benefits and performance of the new mortgage-backed securities strategy, and (4) the Company’s ability to achieve profitability, realize tax savings and enhance shareholder value. When used herein, the words “anticipate,” “believe,” “estimate,” “intend,” “may,” “will,” and “expect” and similar expressions as they relate to Aether or its management are intended to identify such forward-looking statements. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties. They are not guarantees of future performance or results. The Company’s actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include: (1) we may not be able to complete the sale of the Transportation business on the terms announced or at all; (2) we may not be able to reach an agreement to sell the Mobile Government business on terms that we consider acceptable; (3) we may not be able to implement our new mortgage-backed securities strategy successfully, or the results of such implementation may be inconsistent with our expectations; (4) we may not be able to realize value from our accumulated net loss carryforwards; (5) our future financial results may be negatively affected by contingent or retained liabilities relating to businesses that we sell; (6) the performance of our existing businesses may be negatively affected by the ongoing sales processes; (7) the mortgage-backed securities strategy we are implementing involves significant risks related to changes in interest rates and the complexities of managing the overall yield of a leveraged portfolio; (8) leverage that we incur to expand the size of the mortgage-backed securities portfolio may limit our financial flexibility and could have a substantial negative effect on our financial results if we do not successfully manage the risks of borrowing; (9) in managing the mortgage-backed securities portfolio, we will depend heavily on FBR, who may choose to cease working with us, in which event our performance could be negatively affected; and (10) other factors discussed in our filings with the Securities and Exchange Commission. Aether undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For a more detailed discussion of these and other risks and uncertainties, you should carefully review our 2003 Annual Report on Form 10-K, which we filed with the SEC on March 15, 2004, as well as the Current Report on Form 8-K that we filed with the SEC on June 10, 2004.

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